EXHIBIT 4.1


                               SERIES SUPPLEMENT

                      CORPORATE BACKED TRUST CERTIFICATES

           BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES 2002-18 TRUST

                                    between

                            LEHMAN ABS CORPORATION,

                                 as Depositor,

                                      and

                     U.S. BANK TRUST NATIONAL ASSOCIATION,

                                  as Trustee,

                      CORPORATE BACKED TRUST CERTIFICATES

                          Dated as of October 31, 2002

                               Table of Contents
                                                                         Page

Section 1. Incorporation of Standard Terms .................................1

Section 2. Definitions. ....................................................1

Section 3. Designation of Trust and Certificates ...........................9

Section 4. Trust Certificates ..............................................12

Section 5. Distributions. ..................................................12

Section 6. Trustee's Fees. .................................................16

Section 7. Optional Call; Optional Exchange. .. ............................16

Section 8. Notices of Events of Default. ...................................20

Section 9. Miscellaneous. ..................................................20

Section 10. Governing Law ..................................................24

Section 11. Counterparts ...................................................24

Section 12. Termination of the Trust .......................................24

Section 13. Sale of Underlying Securities; Optional Exchange ...............24

Section 14. Amendments .....................................................24

Section 15. Voting of Underlying Securities, Modification of Indenture..... 25

Section 16. Additional Depositor Representation ............................26

SCHEDULE I      SERIES 2002-18 UNDERLYING SECURITIES SCHEDULE
EXHIBIT A-1     FORM OF TRUST CERTIFICATE CLASS A-1
EXHIBIT A-2A    FORM OF TRUST CERTIFICATE CLASS A-2A
EXHIBIT A-2B    FORM OF TRUST CERTIFICATE CLASS A-2B
EXHIBIT B       FORM OF WARRANT AGENT AGREEMENT
EXHIBIT C       FORM OF INVESTMENT LETTER

                               SERIES SUPPLEMENT

                      CORPORATE BACKED TRUST CERTIFICATES

          BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES 2002-18 TRUST

          SERIES SUPPLEMENT, Bristol-Myers Squibb Debenture-Backed Series 2002-18, dated as of October 31, 2002 (the "Series Supplement"), by and between LEHMAN ABS CORPORATION, as Depositor (the "Depositor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee (the "Trustee").

                              W I T N E S S E T H:

          WHEREAS, the Depositor desires to create the Trust designated herein (the "Trust") by executing and delivering this Series Supplement, which shall incorporate the terms of the Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms" and, together with this Series Supplement, the "Trust Agreement"), by and between the Depositor and the Trustee, as modified by this Series Supplement;

          WHEREAS, the Depositor desires to deposit into the Trust the Underlying Securities set forth on Schedule I attached hereto (the "Underlying Securities Schedule") the general terms of which are described in the Prospectus Supplement under the heading "Description of the Deposited Assets - Underlying Securities;"

          WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of trust certificates evidencing undivided interests in the Trust and call warrants related thereto; and

          WHEREAS, the Trustee has joined in the execution of the Standard Terms and this Series Supplement to evidence the acceptance by the Trustee of the Trust.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor and the Trustee as follows:

     Section 1. Incorporation of Standard Terms. Except as otherwise provided herein, all of the provisions of the Standard Terms are hereby incorporated herein by reference in their entirety, and this Series Supplement and the Standard Terms shall form a single agreement between the parties. In the event of any inconsistency between the provisions of this Series Supplement and the provisions of the Standard Terms, the provisions of this Series Supplement will control with respect to the Bristol-Myers Squibb Debenture-Backed Series 2002-18 Certificates and the transactions described herein.

      Section 2.  Definitions.

      (a) Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes under this Series Supplement. (Section 2(b) below sets forth terms listed in the Standard Terms which are not applicable to this Series.) Capitalized terms used but not defined herein shall have the meanings assigned to them in the Standard Terms.

           "Accredited Investor" shall mean a Person that qualifies as an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

           "Available Funds" shall have the meaning specified in the Standard Terms, except that proceeds of any redemption of the Underlying Securities shall be included in Available Funds.

           "Business Day" shall mean any day other than (i) Saturday and Sunday or (ii) a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to be closed for business or (iii) a day that is not a business day for the purposes of the Indenture.

           "Calculation Agent" shall mean Lehman ABS Corporation or such affiliate thereof as shall be designated by Lehman ABS Corporation.

           "Call Date" shall mean any Business Day (i) on or after October 31, 2007, (ii) after the Underlying Securities Issuer announces that it will redeem (in whole or in part) or otherwise make an unscheduled payment on the Underlying Securities, (iii) after the Trustee notifies the Certificateholders of any proposed sale of the Underlying Securities pursuant to the provisions of this Series Supplement or (iv) on which a tender offer for some or all of the Underlying Securities is consummated.

           "Call Notice" shall have the meaning specified in Section 1.1 of the Warrant Agent Agreement.

           "Call Price" shall mean, for each related Call Date, (i) in the case of the Class A-1 Certificates, 100% of the outstanding Certificate Principal Balance of the Class A-1 Certificates being purchased pursuant to the exercise of the Call Warrants, plus any accrued and unpaid interest on such amount to but excluding the Call Date and (ii) in the case of the Class A-2 Certificates, the present value of all amounts that would otherwise have been payable on the Class A-2 Certificates being purchased pursuant to the exercise of the Call Warrants for the period from the related Call Date to the Final Scheduled Distribution Date using a discount rate of 8.125% per annum, assuming no delinquencies, deferrals, redemptions or prepayments on the Underlying Securities shall occur after the related Call Date.

           "Call Warrants" shall have the meaning specified in Section 3 hereof.

           "Called Certificates" shall have the meaning specified in Section
1.1 (b) of the Warrant Agent Agreement.

           "Certificate Account" shall have the meaning specified in the Standard Terms.

           "Certificates" shall have the meaning specified in Section 3 hereof.

           "Class A-1 Allocation" shall mean the sum of the present values (discounted at the rate of 6.25% per annum) of (i) any unpaid interest due or to become due on the Class A-1 Certificates and (ii) the outstanding Certificate Principal Balance of the Class A-1 Certificates (in each case assuming that the Class A-1 Certificates were paid when due and were not redeemed or prepaid prior to their stated maturity).

           "Class A-1 Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-1, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust and having the characteristics described herein and in the Certificates.

           "Class A-2 Allocation" shall mean the present value (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on the outstanding notional amount of the Class A-2 Certificates (assuming that the Class A-2 Certificates were paid when due and were not redeemed or prepaid prior to their stated maturity); provided that any amount to be distributed to the Class A-2 Certificates shall be distributed as between the Class A-2A Certificates and the Class A-2B Certificates, pro rata in the proportion of the ratio of the Class A-2A Allocation to the Class A-2B Allocation.

           "Class A-2A Allocation" shall mean the present value (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on the Class A-2A Certificates (assuming that the Class A-2A Certificates were paid when due and were not redeemed prior to their stated maturity).

           "Class A-2B Allocation" shall mean the present value (discounted at the rate of 6.25% per annum) of any unpaid amounts due or to become due on the Class A-2B Certificates (assuming that the Class A-2B Certificates were paid when due and were not redeemed prior to their stated maturity).

           "Class A-2 Certificates" shall mean the Class A-2A Certificates and the Class A-2B Certificates.

           "Class A-2A Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-2A, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust on and prior to the Distribution Date in August 2042 and having the characteristics described herein and in the Certificates.

           "Class A-2B Certificates" shall mean the Certificates, in the form attached hereto as Exhibit A-2B, to be issued by the Trust representing a proportionate undivided beneficial ownership interest in certain distributions to be made by the Trust subsequent to the Distribution Date in August 2042 and having the characteristics described herein and in the Certificates.

           "Closing Date" shall mean October 31, 2002.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Collection Period" shall mean, (i) with respect to each August Distribution Date, the period beginning on the day after the February Distribution Date of such year and ending on such August Distribution Date, inclusive and, (ii) with respect to each February Distribution Date, the period beginning on the day after the August Distribution Date of the prior year and ending on such February Distribution Date, inclusive; provided, however, that clauses (i) and (ii) shall be subject to Section 9(f) hereof.

           "Corporate Trust Office" shall mean the office of U.S. Bank Trust National Association located at 100 Wall Street, New York, New York 10005.

           "Currency" shall mean United States Dollars.

           "Depository" shall mean The Depository Trust Company, its nominees and their respective successors.

           "Distribution Date" shall mean February 1st and August 1st of each year (or if such date is not a Business Day, the next succeeding Business
Day), commencing on February 1, 2003, and ending on the earlier of the Final Scheduled Distribution Date and any date on which all Underlying Securities are redeemed pursuant to the Indenture or prepaid or liquidated in whole for any reason other than at their maturity.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

           "Event of Default" shall mean (i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period), (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable, and (iii) any other event specified as an "Event of Default" in the Indenture.

           "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           "Final Scheduled Distribution Date" shall mean (i) in the case of the Class A-2A Certificates, the Distribution Date in August 2042 and (ii) in the Case of the Class A-1 Certificates and the Class A-2B Certificates, the Distribution Date in August 2097, or, in each case, if such day is not a Business Day, the next succeeding Business Day.

           "Indenture" shall mean the indenture among the Underlying Securities Issuer and the Underlying Securities Trustee, pursuant to which the Underlying Securities were issued.

           "Interest Accrual Period" shall mean for any Distribution Date, the period from and including the preceding Distribution Date (or in the case of the first Interest Accrual Period, from and including October 31, 2002) to but excluding the current Distribution Date.

           "Liquidation Price" shall mean the price at which the Trustee sells the Underlying Securities.

           "Liquidation Proceeds" shall have the meaning specified in the Standard Terms.

           "Maturity Date" shall have the meaning specified in Schedule I hereto.

           "Moody's" shall mean Moody's Investors Service, Inc.

           "Optional Call" shall mean the call of the Certificates by the Warrant Holder, in whole or in part, resulting from the exercise of Call Warrants by the Warrant Holder, pursuant to Section 7(d) hereof.

           "Optional Exchange" shall mean the exchange of the Certificates by the Trust for the Underlying Securities pursuant to Section 7(a) hereof.

           "Optional Exchange Date" shall mean any date on which Underlying Securities subject to Optional Exchange are distributed to a Certificateholder.

           "Ordinary Expenses" shall mean the Trustee's ordinary expenses and overhead in connection with its services as Trustee, including the items referred to in the definition of Ordinary Expenses in the Standard Terms.

           "Plan" means (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets are treated as assets of any such plan by reason of such plan's investment in the entity.

           "Prepaid Ordinary Expenses" shall be zero for this Series.

           "Prospectus Supplement" shall mean the Prospectus Supplement, dated October 23, 2002, relating to the Certificates.

           "QIB" shall have the meaning set forth in Section 3(e) hereof.

           "Rating Agency" shall mean Moody's and S&P.

           "Record Date" shall mean, with respect to each Distribution Date, the day immediately preceding the related Distribution Date.

           "Required Percentage-Amendment" shall be 66-2/3% of the aggregate Voting Rights, unless the subject amendment requires the vote of holders of only one class of Certificates pursuant to the Standard Terms, in which case 66-2/3% of the Voting Rights of such Class.

           "Required Percentage-Direction of Trustee" shall be 66-2/3% of the aggregate Voting Rights.

           "Required Percentage-Remedies" shall be 66-2/3% of the aggregate Voting Rights.

           "Required Percentage-Removal" shall be 66-2/3% of the aggregate Voting Rights.

           "Required Rating" shall mean, in the case of Moody's, the rating assigned to the Underlying Securities by Moody's as of the Closing Date, and, in the case of S&P, the rating assigned to the Underlying Securities by S&P as of the Closing Date.

           "Resale Restriction Termination Date" shall have the meaning set forth in Section 3(e) hereof.

           "Rule 144A" shall have the meaning set forth in Section 3(e) hereof.

           "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

           "Securities Act" shall mean the United States Securities Act of 1933, as amended.

           "Series" shall mean Bristol-Myers Squibb Debenture-Backed Series 2002-18.

           "Special Distribution Date" shall have the meaning specified in
Section 5 hereof.

           "Tax Event" means that the Underlying Securities Issuer shall have received an opinion of nationally recognized independent tax counsel to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective amendment, clarification or change) in any law, or any regulation thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, regulation, notice or announcement, including any notice or announcement of intent to adopt or promulgate any ruling, regulatory procedure or regulation (any of the foregoing, an `Administrative or Judicial Action'), or (c) any amendment to, clarification of or change in any official position with respect to, or any interpretation of, any Administrative or Judicial Action or a law or regulation of the United States that differs from the theretofore generally accepted position or interpretation, in each case, occurring on or after August 12, 1997, there is more than insubstantial risk that interest paid by the Underlying Securities Issuer on the Underlying Securities is not, or will not be, deductible, in whole or in part, by the Underlying Securities Issuer for United States federal income tax purposes.

           "Trustee Fee" shall mean the amount paid to the Trustee by the Depositor on the Closing Date.

           "Trust Property" shall mean the Underlying Securities described on
Schedule I hereto, the Certificate Account and any additional Underlying Securities sold to the Trust pursuant to Section 3(d) hereof.

           "Underlying Securities" shall mean $25,180,000 aggregate principal amount of 6.875% Notes due August 1, 2097, issued by the Underlying Securities Issuer, as set forth in Schedule I attached hereto (subject to Section 3(d) hereof).

           "Underlying Securities Issuer" shall mean Bristol-Myers Squibb
Company.

           "Underlying Securities Trustee" shall mean The Chase Manhattan Bank (National Association).

           "Underwriters" shall mean Lehman Brothers Inc.

           "Voting Rights" shall be allocated between the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates, pro rata, in proportion to the ratio of the Class A-1 Allocation to the Class A-2 Allocation. The Class A-1 Voting Rights will be allocated among Class A-1 Certificateholders in proportion to the then unpaid Certificate Principal Balances of their respective Certificates. The Class A-2 Voting Rights will be allocated between the Class A-2A Certificateholders and the Class A-2B Certificateholders, pro rata, in proportion to the ratio of the Class A-2A Allocation to the Class A-2B Allocation. The Class A-2A Voting Rights will be allocated among Class A-2A Certificateholders in proportion to the then outstanding notional amounts of their respective Class A-2A Certificates and the A-2B Voting Rights will be allocated among Class A-2B Certificateholders in proportion to the then outstanding notional amounts of their respective Class A-2B Certificates.

           "Warrant Agent" shall mean initially, U.S. Bank Trust National Association.

           "Warrant Agent Agreement" shall mean that certain Warrant Agent Agreement, dated as of the date hereof, between the Depositor and U.S. Bank Trust National Association, as Warrant Agent and as Trustee, as the same may be amended from time to time.

           "Warrant Holder" shall mean the holder of a Call Warrant.

      (b)  The terms listed below are not applicable to this Series.

                "Accounting Date"

                "Administrative Fees"

                "Advance"

                "Allowable Expense Amounts"

                "Basic Documents"

                "Call Premium Percentage"

                "Credit Support"

                "Credit Support Instrument"

                "Credit Support Provider"

                "Cut-off Date"

                "Eligible Expense"

                "Eligible Investment"

                "Exchange Rate Agent"

                "Fixed Pass-Through Rate"

                "Floating Pass-Through Rate"

                "Guaranteed Investment Contract"

                "Letter of Credit"

                "Limited Guarantor"

                "Limited Guaranty"

                "Minimum Wire Denomination"

                "Pass-Through Rate"

                "Place of Distribution"

                "Purchase Price"

                "Required Premium"

                "Required Principal"

                "Requisite Reserve Amount"

                "Retained Interest"

                "Sale Procedures"

                "Sub-Administration Account"

                "Sub-Administration Agreement"

                "Sub-Administration Agent"

                "Surety Bond"

                "Swap Agreement"

                "Swap Counterparty"

                "Swap Distribution Amount"

                "Swap Guarantee"

                "Swap Guarantor"

                "Swap Receipt Amount"

                "Swap Termination Payment"

      Section 3. Designation of Trust and Certificates. The Trust created hereby shall be known as the "Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18 Trust." The Certificates evidencing certain undivided ownership interests therein shall be known as "Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18." The Certificates shall consist of the Class A-1 Certificates and the Class A-2 Certificates (together, the "Certificates"). The Trust is also issuing call warrants with respect to the Certificates ("Call Warrants").

      (a) The Class A-1 Certificates shall be held through the Depository in book-entry form and shall be substantially in the form attached hereto as Exhibit A-1. The Class A-2 Certificates shall initially be held through the Depository in book-entry form and, as set forth in Section 3(e) below, shall be held in physical form or through the Depository in book-entry form and shall be substantially in the forms attached hereto as Exhibits A-2A and A-2B. The Class A-1 Certificates shall be issued in denominations of $25. The Class A-2 Certificates shall be issued in minimum notional denominations of $100,000 and integral multiples of $1 in excess thereof; provided, however, that on any Call Date on which a Warrant Holder shall concurrently exchange Called Certificates for a distribution of Underlying Securities in accordance with the provisions of Section 7 hereof, Called Certificates may be issued in other denominations. Except as provided in the Standard Terms and in paragraph (d) in this Section, the Trust shall not issue additional Certificates or additional Call Warrants or incur any indebtedness.

      (b) The Class A-1 Certificates consist of 1,007,200 Certificates having an initial aggregate certificate principal amount (the "Certificate Principal Balance") of $25,180,000. The Class A-2 Certificates are interest-only Certificates. Both the Class A-2A Certificates and the Class A-2B Certificates shall have an initial aggregate notional amount equal to the initial Certificate Principal Balance of the Class A-1 Certificates.

      (c) The holders of the Class A-1 Certificates will be entitled to receive on each Distribution Date the interest, if any, received on the Underlying Securities, to the extent necessary to pay interest at a rate of 6.25% per annum on the outstanding Certificate Principal Balance of the Class A-1 Certificates. The holders of the Class A-2A Certificates will be entitled to receive on each Distribution Date occurring on and prior to the Distribution Date in August 2042, the interest, if any, received on the Underlying Securities, to the extent necessary to pay interest at a rate of 0.625% per annum on the outstanding notional amount of the Class A-2A Certificates. The holders of the Class A-2B Certificates will be entitled to receive on each Distribution Date subsequent to the Distribution Date in August 2042, the interest, if any, received on the Underlying Securities, to the extent necessary to pay interest at a rate of 0.625% per annum on the outstanding notional amount of the Class A-2B Certificates. On the Distribution Date occurring in February 2003, the Trustee shall cause the Trust to pay to the Depositor the amount of interest accrued and paid on the Underlying Securities from August 1, 2002, to but not including the Closing Date; provided, however, that in the event an Optional Exchange Date shall occur prior to February 1, 2003, a pro rata portion of such amount shall be paid to the Depositor on the Optional Exchange Date in accordance with the provisions of Section 7(b)(ix) hereof. If the Depositor is not paid any such amount on such date, it shall have a claim for such amount. If Available
Funds are insufficient to pay such amount, the Trustee will pay the Depositor its pro rata share, based on the ratio the amount owed to the Depositor bears to all amounts owed on the Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities.

      (d) The Depositor may sell to the Trustee additional Underlying Securities on any date hereafter upon at least 3 Business Days' notice to the Trustee (or such shorter period as shall be mutually satisfactory to the Depositor and the Trustee) and upon (i) satisfaction of the Rating Agency Condition and (ii) delivery of an Opinion of Counsel to the effect that the sale of such additional Underlying Securities will not cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation for federal income tax purposes. Each condition to be satisfied with respect to a sale of Underlying Securities on or prior to the Closing Date shall be satisfied with respect to a sale of additional Underlying Securities no later than the date of sale thereof, each representation and warranty set forth in the Standard Terms to be made on the Closing Date shall be made on such date of sale, and from and after such date of sale, all Underlying Securities held by the Trustee shall be held on the same terms and conditions. Upon such sale to the Trustee, the Trustee shall deposit such additional Underlying Securities in the Certificate Account, and shall authenticate and deliver to the Depositor, on its order, Class A-1 Certificates in a Certificate Principal Balance, and Class A-2A Certificates and Class A-2B Certificates in a notional amount, equal to the principal amount of such additional Underlying Securities, and the Call Warrants related thereto. Any such additional Class A-1 Certificates, Class A-2A Certificates and Class A-2B Certificates authenticated and delivered shall have the same terms and rank pari passu with the corresponding classes of Certificates previously issued in accordance with this Series Supplement.

      (e) No Class A-2 Certificate may be offered, resold, assigned or otherwise transferred (including by pledge or hypothecation) at any time prior to (x) the date which is two years or such shorter period of time as permitted by Rule 144(k) under the Securities Act after the later of the original issue date of such Class A-2 Certificates and the last date on which the Depositor or any "affiliate" (as defined in Rule 144 under the Securities
Act) of the Depositor was the owner of such Class A-2 Certificates (or any predecessor thereto) or (y) such later date, if any, as may be required by a change in applicable securities laws (the "Resale Restriction Termination Date") unless such offer, resale, assignment or transfer is (i) to the Trust,
(ii) pursuant to an effective registration statement under the Securities
Act, (iii) to a qualified institutional buyer (a "QIB"), as such term is defined in Rule 144A promulgated under the Securities Act ("Rule 144A"), in accordance with Rule 144A or (iv) pursuant to another available exemption from registration provided under the Securities Act (including transfers to Accredited Investors), and, in each of cases (i) through (iv), in accordance with any applicable securities laws of any state of the United States and other jurisdictions. Prior to any offer, resale, assignment or transfer of any Class A-2 Certificates in the manner described in clause (iii) above, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee an executed copy of an Investment Letter with respect to the Class A-2 Certificates to be transferred substantially in the form of Exhibit C hereto and in the event the resale, assignment or transfer shall involve Class A-2 Certificates then being held in physical form, such A-2 Certificates shall be delivered to the Trustee for cancellation and the Trustee shall instruct the Depository to increase the aggregate notional amount of the Class A-2 Certificates held in book-entry form by an amount equal to the aggregate notional amount of Class A-2 Certificates so resold, assigned or transferred and to issue a beneficial interest in such global
Class A-2 Certificates to such
transferee. Prior to any offer, resale, assignment or transfer of any Class A-2 Certificates in the manner described in clause (iv) above, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee documentation certifying that the offer, resale, assignment or transfer complies with the provisions of said clause (iv) and, in the event any such Class A-2 Certificate shall then be held in book-entry form and such resale, assignment or transfer shall be to an Accredited Investor that is not a QIB, the Trustee shall instruct the Depository to decrease the aggregate notional amount of the Class A-2 Certificates held in book-entry form and the Trustee shall authenticate and deliver one or more Class A-2 Certificates in physical form in an aggregate notional amount equal to the amount of Class A-2 Certificates resold, assigned or transferred. In addition to the foregoing, each prospective transferee of any Class A-2 Certificates in the manner contemplated by clause (iii) above shall acknowledge, represent and agree as follows:

      (1) The transferee (A) is an Accredited Investor and, if the Class A-2 Certificates are to be purchased for one or more accounts ("investor accounts") for which it is acting as fiduciary or agent, each such investor account is an Accredited Investor on a like basis or (B) (x) is a QIB, (y) is aware that the sale to it is being made in reliance on Rule 144A and (z) is acquiring such Class A-2 Certificates for its own account or for the account of a QIB.

      (2) The transferee understands that the Class A-2 Certificates are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and that the Class A-2 Certificates have not been and will not be registered under the Securities Act.

      (3) The transferee agrees that (A) if in the future it decides to offer, resell, pledge or otherwise transfer the Class A-2 Certificates prior to the Resale Restriction Termination Date, such Class A-2 Certificates shall only be offered, resold, assigned or otherwise transferred (i) to the Trust, (ii) pursuant to an effective registration statement under the Securities Act, (iii) to a QIB, in accordance with Rule 144A or (iv) pursuant to another available exemption from registration provided under the Securities Act (including any transfer to an Accredited Investor), and, in each of cases (i) through (iv), in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (B) the transferee will, and each subsequent holder is required to, notify any subsequent purchaser of such Class A-2 Certificates from it of the resale restrictions referred to in clause (A) above.

      (f) The Class A-2 Certificates will, unless otherwise agreed by the Depositor and the Trustee, bear a legend substantially to the following effect:

          "THIS CLASS A-2 CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION

          THEREFROM UNDER SUCH ACT. THE CLASS A-2 CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

          EACH PURCHASER OF THIS CLASS A-2 CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A--2 CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

      Section 4. Trust Certificates. The Trustee hereby acknowledges receipt, on or prior to the Closing Date, of:

      (a)  the Underlying Securities set forth on Schedule I hereto; and

      (b)  all documents required to be delivered to the Trustee pursuant to
Section 2.01 of the Standard Terms.

      Section 5.  Distributions.

      (a) Except as otherwise provided in Sections 3(c), 5(c), 5(d) and 5(i), on each applicable Distribution Date (or such later date as specified in Section 9(f)), the Trustee shall apply Available Funds in the Certificate Account as follows:

           (i)  The Trustee will pay the interest portion of Available Funds:

                (1) on each Distribution Date occurring on or prior to the Distribution Date in August 2042:

                     (A) first, to the Trustee, reimbursement for any extraordinary expenses incurred by the Trustee pursuant to the instructions of all of the certificateholders; and

                     (B) second, to the holders of the Class A-1 Certificates and the holders of the Class A-2A Certificates, interest accrued and unpaid on each such class, pro rata in proportion to their entitlements thereto.

                (2) on each Distribution Date occurring after the Distribution Date in August 2042:

                     (A) first, to the Trustee, reimbursement for any extraordinary expenses incurred by the Trustee pursuant to the instructions of all of the certificateholders; and

                     (B) second, to the holders of the Class A-1 Certificates and the holders of the Class A-2B Certificates, interest accrued and unpaid on each such class, pro rata in proportion to their entitlements thereto.

           (ii) the Trustee will pay the principal portion of Available Funds:

                (1) first, to the Trustee, as reimbursement for any remaining Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 6(b) below and approved by 100% of the Certificateholders; and

                (2) second, to the holders of the Class A-1 Certificates, the Certificate Principal Balance of the Class A-1 Certificates (the Class A-2 Certificates are not entitled to distributions of principal).

           (iii)any Available Funds remaining in the Certificate Account after the payments set forth in clauses 5(a)(i) and 5(a)(ii) above shall be paid to the Trustee as reasonable compensation for services rendered to the Depositor, up to $1,000.

           (iv) the Trustee will pay any Available Funds remaining in the Certificate Account after the distributions in clauses 5(a)(i) through 5(a)(iii) above to the holders of the Class A-1 Certificates and Class A-2 Certificates pro rata in proportion to their original Certificate Principal Balances or notional amount, as applicable; provided that any amount to be distributed to the Class A-2 Certificates shall be distributed as between the Class A-2A Certificates and the Class A-2B Certificates, pro rata in the proportion of the ratio of the Class A-2A Allocation to the Class A-2B Allocation.

Any portion of the Available Funds (i) that does not constitute principal of, or interest on, the Underlying Securities, (ii) that is not received in connection with a redemption, prepayment or liquidation of the Underlying Securities and (iii) for which allocation by the Trustee is not otherwise contemplated by this Series Supplement, shall be remitted by the Trustee to the Depositor.

      (b)  [Reserved].

      (c) Notwithstanding the foregoing, if the Underlying Securities are redeemed (including as a result of an optional redemption), prepaid or liquidated in whole or in part for any reason other than due to the occurrence of an Underlying Securities event of default, the cessation of the Underlying Securities Issuer to file periodic reports as required by the Exchange Act or at their maturity, the Trustee shall apply Available Funds in the manner described in Section 5(h) in the following order of priority:

        (i) first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee in accordance with
                Section 6(b) below and approved by 100% of the Certificateholders;

        (ii) second, to the holders of the Class A-1 Certificates, an amount equal to the principal amount of Underlying Securities so redeemed, prepaid or liquidated plus accrued and unpaid interest on the amount of Class A-1 Certificates so redeemed;

        (iii) third, to the holders of the Class A-2 Certificates, an amount not to exceed the present value of all amounts that would otherwise have been payable on the Class A-2 Certificates for the period from the date of such redemption or prepayment to the Final Scheduled Distribution Date using a discount rate of 6.25% per annum, assuming no delinquencies, deferrals, redemptions or prepayments on the Underlying Securities, which amount shall be distributed, as between the Class A-2A Certificates and the Class A-2B Certificates, pro rata in the proportion of the ratio of the Class A-2A Allocation to the Class A-2B Allocation;

           (iv) fourth, to the Trustee, as reasonable compensation for services rendered to the Depositor, any remainder up to $1,000; and

           (v) fifth, any remainder to the holders of the Class A-1 Certificates and the Class A-2 Certificates pro rata in proportion to the ratio of the Class A-1 Allocation to the Class A-2 Allocation; provided that any amount to be distributed to the Class A-2 Certificates shall be distributed as between the Class A-2A Certificates and the Class A-2B Certificates, pro rata in the proportion of the ratio of the Class A-2A Allocation to the Class A-2B Allocation.

      (d) Notwithstanding the foregoing, if the Underlying Securities are redeemed, prepaid or liquidated in whole or in part due to the occurrence of an Underlying Securities event of default, the Trustee shall apply Available Funds to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates in accordance with the ratio of the Class A-1 Allocation to the Class A-2 Allocation and the distribution to the Class A-2 Certificates shall further be determined as between the Class A-2A Certificates and the Class A-2B Certificates, pro rata in the proportion of the ratio of the Class A-2A Allocation to the Class A-2B Allocation.

      (e) Unless otherwise instructed by holders of Certificates representing a majority of the Voting Rights, thirty (30) days after giving notice pursuant to Section 8 hereof, the Trustee shall sell the Underlying
Securities pursuant to Section 13 hereof and deposit the Liquidation
Proceeds, if any, into the Certificate Account for distribution not later than two (2) Business Days after the receipt of immediately available funds in accordance with Section 5(d) hereof, provided, however, that if any Warrant Holder designates any day on or prior to the proposed sale date as a Call Date and Optional Exchange Date pursuant to Section 7, the portion of Underlying Securities related to such Optional Exchange shall not be sold but shall be distributed to the Warrant Holder pursuant to Section 7 and the Warrant Agent Agreement.

      (f) If the Trustee receives non-cash property in respect of the Underlying Securities as a result of a payment default on the Underlying Securities (including from the sale thereof), the Trustee will promptly give notice to the Depository, or for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid and to the Warrant Agent. Such notice shall state that the Trustee shall and the Trustee shall, not later than 30 days after the receipt of such property, allocate and distribute such property to the holders of Class A-1 Certificates and Class A-2 Certificates then outstanding and unpaid (after deducting the costs incurred in connection therewith) in accordance with
Section 5(d) hereof. Property other than cash will be liquidated by the Trustee, and the proceeds thereof distributed in cash, only to the extent necessary to avoid distribution of fractional securities to Certificateholders. In-kind distribution of such property to Certificateholders, based on the market value of such property as of the date of distribution to Certificateholders, will be deemed to reduce the Certificate Principal Balance of the Class A-1 Certificates on a dollar-for-dollar basis. The outstanding notional amounts of the Class A-2A Certificates and Class A-2B Certificates shall be reduced, pro rata among all Class A-2A Certificateholders and Class A-2B Certificateholders, by an amount equal to the amount by which the Certificate Principal Balance of the Class A-1 Certificates is reduced.

      (g) Subject to Section 9(f) hereof, to the extent Available Funds are insufficient to make any scheduled interest or principal payments on any class of Certificates on any Distribution Date, any shortfall will be carried over and will be distributed on the next Distribution Date (or date referred to in Section 5(h) hereof) on which sufficient funds are available to pay such shortfall.

      (h) If a payment with respect to the Underlying Securities is made to the Trustee (i) after the payment date of the Underlying Securities on which such payment was due or (ii) in connection with redemption, prepayment or liquidation, in whole or in part, of the Underlying Securities for any reason other than due to the occurrence of an Event of Default, the cessation of the Underlying Securities Issuer to file periodic reports as required by the Exchange Act or at their maturity, the Trustee will distribute any such amounts received in accordance with Section 5(c) on the next occurring Business Day (a "Special Distribution Date") as if the funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be one Business Day prior to the day on which the related payment was received with respect to the Underlying Securities.

      (i) Notwithstanding Section 3.12 of the Standard Terms, if the Underlying Securities Issuer ceases to file periodic reports as required under the Exchange Act, the Depositor shall within a reasonable time instruct the Trustee to (i) notify the Warrant Agent that the Underlying Securities are proposed to be sold and that any Call Warrants and related Optional Exchange rights must be exercised no later than the date specified in the notice (which shall be not less than ten Business Days after the date of such notice) and (ii) to the extent that the Warrant Holders fail to exercise their Call Warrants and related Optional Exchange rights on or prior to such date, to sell the Underlying Securities and distribute the proceeds of such sale to the Certificateholders in accordance with the following order of priority: first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 6(b) below and approved by 100% of the Certificateholders; and second, any remainder to the holders of the Class A-1 Certificates and the Class A-2 Certificates pro rata in proportion to the ratio of the Class A-1 Allocation to the Class A-2 Allocation, as determined by the Calculation Agent; provided, however, the Depositor shall not instruct the Trustee to sell the Underlying Securities
(or provide a notice of such instruction to the Warrant Agent) pursuant to this clause unless the Underlying Securities Issuer has either (x) stated in writing that it intends permanently to cease filing reports required under the Exchange Act or (y) failed to file any required reports for one full calendar year; provided, further, however, that any amount distributable to the Class A-2 Certificateholders in accordance with this Section shall be allocated as between the Class A-2A Certificates and the Class A-2B Certificates, on a pro rata basis, in the proportion of the ratio of the Class A-2A Allocation to the Class A-2B Allocation.

      (j) On any date on which Underlying Securities are redeemed, prepaid or liquidated for any reason, the aggregate outstanding notional amount of the Class A-2 Certificates shall be reduced by an amount equal to the principal amount of the Underlying Securities so redeemed, prepaid or liquidated, the reduction to be allocated pro rata among all Class A-2 Certificates.

      Section 6.  Trustee's Fees.

      (a) As compensation for its services hereunder, the Trustee shall be entitled to the Trustee Fee and any amounts payable under clauses 5(a)(iii) and 5(b)(iv) above. The Trustee Fee shall be paid by the Depositor and not from Trust Property. The Trustee shall bear all Ordinary Expenses. Failure by the Depositor to pay such amount shall not entitle the Trustee to any payment or reimbursement from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under the Trust Agreement.

      (b) Extraordinary Expenses shall not be paid out of the Trust Property unless all the holders of the Class A-1 Certificates and Class A-2 Certificates then outstanding have directed the Trustee to incur such Extraordinary Expenses. The Trustee may incur other Extraordinary Expenses if any lesser percentage of the Certificateholders requesting such action pursuant hereto reimburse the Trustee for the cost thereof from their own funds in advance. If Extraordinary Expenses are not approved unanimously as set forth in the first sentence of this Section 6(b), such Extraordinary Expenses shall not be an obligation of the Trust, and the Trustee shall not file any claim against the Trust therefor notwithstanding failure of Certificateholders to reimburse the Trustee.

      Section 7.  Optional Call; Optional Exchange.

      (a) On (A) any Distribution Date, (B) any date on which a tender offer for some or all of the Underlying Securities is consummated or (C) any date on which the Underlying Securities are to be redeemed by the Underlying Securities Issuer, any holder of Class A-1 Certificates, Class A-2A Certificates, Class A-2B Certificates and the related Call Warrants, if Call Warrants related to such Certificates are outstanding, may exchange such Certificates and, if applicable, Call Warrants, for a distribution of Underlying Securities representing the same percentage of the Underlying Securities as such Certificates represent of all outstanding Certificates.
On any Call Date, any Warrant Holder may exchange Called Certificates for a distribution of Underlying Securities representing the same percentage of Underlying Securities as such Called Certificates represent of all outstanding Certificates; provided that any such exchange shall either
(x) result from an exercise of all Call Warrants owned by such Warrant Holder or (y) occur on a Call Date on which such Warrant Holder, alone or together with one or more other Warrant Holders, shall exchange Called Certificates relating to Underlying Securities having an aggregate principal amount equal to or in excess of the product of (i) 0.1 and (ii) the aggregate principal amount of the Underlying Securities deposited into the Trust on the Closing Date.

      (b)  The following conditions shall apply to any Optional Exchange.

           (i) A notice specifying the number of Certificates being surrendered and the Optional Exchange Date shall be delivered to the Trustee no less than 5 days (or such shorter period acceptable to the Trustee) but not more than 30 days before the Optional Exchange Date; provided that for an Optional Exchange to occur on a Call Date, unless otherwise specified therein, the Call Notice shall be deemed to be the notice required hereunder.

           (ii) Certificates and, if applicable, the Call Warrants, shall be surrendered to the Trustee no later than 10:00 a.m. (New York City time) on the Optional Exchange Date; provided that for an Optional Exchange to occur on a Call Date, payment of the Call Price to the Warrant Agent pursuant to Section 1.1(a)(iii) of the Warrant Agent Agreement shall satisfy the requirement to surrender Certificates.

           (iii) Class A-1 Certificates, Class A-2A Certificates and Class A-2B Certificates representing a like percentage of all Class A-1
      Certificates, Class A-2A Certificates and Class A-2B Certificates shall be surrendered.

           (iv) The Trustee shall have received an opinion of counsel stating that the Optional Exchange would not cause the Trust to be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

           (v) If the Certificateholder is the Depositor or any Affiliate of the Depositor, (1) the Trustee shall have received a certification from the Certificateholder that any Certificates being surrendered have been held for at least six months, and (2) the Certificates being surrendered may represent no more than 5% (or 25% in the case of Certificates acquired by the Underwriters but never distributed to investors) of the then outstanding Certificates.

           (vi) The Trustee shall not be obligated to determine whether an Optional Exchange complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder.

           (vii) The provisions of Section 4.07 of the Standard Terms shall not apply to an Optional Exchange pursuant to this Section 7(b). This
      Section 7(b) shall not provide any person with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities; provided that satisfaction of the conditions set forth in this Section 7(b) shall entitle the Certificateholder or Warrant Holder, as applicable, to a distribution thereof.

           (viii) The aggregate principal amount of Certificates exchanged in connection with any Optional Exchange pursuant to this Section shall be in an amount that will entitle the Certificateholders thereof to Underlying Securities in an even multiple of the minimum denomination of such Underlying Securities.

           (ix) In the event such Optional Exchange shall occur prior to February 1, 2003, the Certificateholders shall have paid to the Trustee, for distribution to the Depositor, on the Optional Exchange Date an amount equal to the sum obtained by multiplying the amount of accrued interest on the Underlying Securities from August 1, 2002 through, but excluding, the Closing Date by a fraction, the numerator of which shall be the number of Certificates being exchanged on such Optional Exchange Date and the denominator of which shall be the total number of Certificates.

      (c) Concurrently with the execution of this Series Supplement, the Trustee, on behalf of the Trust, shall execute the Warrant Agent Agreement and the Call Warrants, dated as of the date hereof and substantially in the form of Exhibit B hereto, initially evidencing all of the Call Warrants. The Trustee shall perform the Trust's obligations under the Warrant Agent Agreement and the Call Warrants in accordance with their respective terms.

      (d) Call Warrants may be exercised by the Warrant Holder in whole or in part on any Call Date. In addition to the conditions set forth in Section 1.1 of the Warrant Agent Agreement, the following conditions shall apply to any Optional Call.

           (i) An opinion of counsel to the Warrant Holder shall have been delivered to the Rating Agencies, in form satisfactory to the Rating Agencies, indicating that payment of the Call Price shall not be recoverable as a preferential transfer or fraudulent conveyance under the United States Bankruptcy Code. Such opinion may contain customary assumptions and qualifications.

           (ii) The Warrant Holder shall have provided a certificate of solvency to the Trustee.

           (iii) Upon receipt of a Call Notice, the Trustee shall provide a conditional call notice to the Depository not less than 3 Business Days prior to the Call Date.

           (iv) Delivery of a Call Notice does not give rise to an obligation on the part of the Warrant Holder to pay the Call Price. If, by 10:00 a.m. (New York City time) on the Call Date, the Warrant Holder has not paid the Call Price, except in connection with a Call Notice relating to a tender offer for the Underlying Securities, then the Call Notice shall automatically expire and none of the Warrant Holder, the Warrant Agent or the Trustee shall have any obligation with respect to the Call Notice. The expiration of a Call Notice shall in no way affect the Warrant Holder's right to deliver a Call Notice at a later date.
      The Call Price for a call in connection with a tender offer shall be deducted from the proceeds of a tender offer by the Trust pursuant to
      Section 7(g)(iii).

           (v) Subject to receipt of the Call Price, the Trustee shall pay the applicable portion of the Call Price to the Class A-1, Class A-2A and Class A-2B Certificateholders on the Call Date. The Call Price for each Class of Certificates in respect of partial calls shall be allocated pro rata to the Certificateholders of such Class.

           (vi) The Trustee shall not consent to any amendment or modification of this Agreement (including the Standard Terms) which would adversely affect the Warrant Holders (including, without limitation, any alteration of the timing or amount of any payment of the Call Price or any other provision of this Agreement in a manner adverse to the Warrant Holders) without the prior written consent of 100% of the Warrant Holders. For purposes of this clause, no amendment, modification or supplement required to provide for any purchase by the Trustee of additional Underlying Securities and authentication and delivery by the Trustee of additional Certificates and Call Warrants pursuant to Section 3(d) shall be deemed to adversely affect the Warrant Holders.

           (vii) The Trustee shall not be obligated to determine whether an Optional Call complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder.

      (e) This Section 7 shall not provide the Warrant Holder with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities; provided that satisfaction of the conditions set forth in Section 7(b) shall entitle the Certificateholders or the Warrant Holders, as applicable, to a distribution of the Underlying Securities.

      (f) The rights of the Certificateholders under the Trust Agreement and the Certificates are limited by the terms, provisions and conditions of the Trust Agreement, the Warrant Agent Agreement and the Call Warrants with respect to the exercise of the Call Warrants by the Warrant Holder. The Certificateholders, by their acceptance of Certificates, covenant and agree to tender any and all Called Certificates to the Trustee upon the Warrant Holder's exercise of Call Warrants and payment of the Call Price for such Certificates in accordance with the provisions hereof and of the Warrant Agent Agreement.

      (g) (i) If the Trustee receives notice of a tender offer for some or all of the Underlying Securities, the Trustee shall within one Business Day notify the Warrant Agent and forward to the Warrant Agent copies of all materials received by the Trustee in connection therewith. If the Trustee receives a Call Notice from any Warrant Holder no later than five Business Days prior to the expiration of the tender offer acceptance period that such Warrant Holder desires to exercise all or a portion of its Call Warrants in connection with the consummation of any such tender offer, then the Trustee shall tender, in compliance with the tender offer requirements, an amount of Underlying Securities equal to the amount of Underlying Securities that would be distributable to the Warrant Holder with respect to an Optional Exchange of the Called Certificates called by such Warrant Holder; provided that any Optional Call or Optional Exchange undertaken in connection with any such tender offer shall be subject to the provisions of Section 7 hereof.

           (ii) The Call Date and Optional Exchange Date for any exercise of Call Warrants in connection with a tender offer shall be deemed to be the Business Day on which such Underlying Securities are accepted for payment and paid for.

           (iii) The Call Price shall be deducted from the tender offer proceeds and paid to Certificateholders in connection with
      Section 7(d)(v), and the excess of the tender offer proceeds over the Call Price shall be paid to the exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants or, if the Call Price exceeds the tender offer proceeds, the amount of such excess shall be paid by the exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants.

           (iv) If fewer than all tendered Underlying Securities are accepted for payment and paid for, (A) the amount of Call Warrants exercised shall be reduced to an amount that corresponds to a number of Certificates that could be exchanged in an Optional Exchange for the Underlying Securities accepted for payment and paid for (without regard to any restrictions on the amount to be exchanged, so long as such restrictions would have been satisfied had all tendered Underlying Securities been accepted for payment and paid for); (B) each Warrant Holder's exercise shall be reduced by its share (proportionate to the amount specified in its exercise notice) of the amount of Underlying Securities not accepted for payment and paid for; (C) the Call Price shall be determined after giving effect to the reduction specified in clause (B); (D) the Call Warrants that relate to the reduction specified in clause (B) shall remain outstanding; and (E) the excess of the tender offer proceeds over the Call Price shall be allocated in proportion to the amount of Call Warrants deemed exercised as set forth in clause (A) above or, if the Call Price exceeds the tender offer proceeds the amount of such excess shall be paid by the exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants.

           (v) If the tender offer is terminated by the Underlying Securities Issuer or any other tender offeror without consummation thereof or if all tenders by the Trust of Underlying Securities are otherwise rejected, then (1) the Call Notices will be of no further force and effect, and (2) any Call Warrants relating to such Call Notices will not be exercised and will remain outstanding.

      Section 8.  Notices of Events of Default.

           As promptly as practicable after, and in any event within 30 days after, the occurrence of any Event of Default actually known to the Trustee, the Trustee shall give notice of such Event of Default to the Depository, or, if any Certificates are not then held by DTC or any other depository, directly to the registered holders of such Certificates, and to the Warrant Agent. However, except in the case of an Event of Default relating to the payment of principal of or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the Certificateholders.

      Section 9.  Miscellaneous.

      (a) The provisions of Section 4.04, Advances, of the Standard Terms shall not apply to the Bristol-Myers Squibb Debenture-Backed Series 2002-18 Certificates.

      (b) The provisions of Section 4.07, Optional Exchange, of the Standard Terms shall not apply to the Bristol-Myers Squibb Debenture-Backed Series 2002-18 Certificates.

      (c) The Trustee shall simultaneously forward reports to Certificateholders pursuant to Section 4.03 of the Standard Terms and to the New York Stock Exchange.

      (d) Except as expressly provided herein, the Certificateholders shall not be entitled to terminate the Trust or cause the sale or other disposition of the Underlying Securities.

      (e) The provisions of Section 3.07(d) of the Standard Terms shall not apply to the Bristol-Myers Squibb Debenture-Backed Series 2002-18
Certificates.

      (f) If the Trustee has not received payment with respect to a Collection Period on the Underlying Securities on or prior to the related Distribution Date, such distribution will be made promptly upon receipt of such payment. No additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the Class A-1 Certificateholders and Class A-2 Certificateholders pro rata in proportion to their respective entitlements to such delayed payments.

      (g) The outstanding principal balance of the Certificates shall not be reduced by the amount of any Realized Losses (as defined in the Standard Terms).

      (h) The Trust may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Trust Property and the issuance of the Certificates and the Call Warrants, and other than those required or authorized by the Trust Agreement or incidental and necessary to accomplish such activities. The Trust may not issue or sell any certificates or other obligations other than the Certificates and the Call Warrants or otherwise incur, assume or guarantee any indebtedness for money borrowed. Notwithstanding Section 3.05 of the Standard Terms, funds on deposit in the Certificate Account shall not be invested. Section 2.01(f) of the Standard Terms shall be superseded by this provision.

      (i) Notwithstanding anything in the Trust Agreement to the contrary, the Trustee may be removed upon 60 days prior written notice delivered by the holders of Class A-1 Certificates and Class A-2 Certificates representing the Required Percentage-Removal. Section 2.01(f) of the Standard Terms shall be superseded by this provision.

      (j) In the event that the Internal Revenue Service challenges the characterization of the Trust as a grantor trust, the Trustee shall then file such forms as the Depositor may specify to establish the Trust's election pursuant to Section 761 of the Code to exclude the Trust from the application of Subchapter K of the Code and is hereby empowered to execute such forms on behalf of the Certificateholders.

      (k) Notwithstanding anything in the Standard Terms to the contrary, the Trustee, upon written direction by the Depositor, will execute the Certificates.

      (l) In relation to Section 7.01(f) of the Standard Terms, any periodic reports filed by the Trustee pursuant to the Exchange Act in accordance with the customary practices of the Depositor, need not contain any independent reports.

      (m) Notwithstanding anything in the Trust Agreement to the contrary, the Trustee will have no recourse to the Underlying Securities.

      (n) A Plan fiduciary, whether or not a Certificateholder at such time, may request in writing that the Trustee provide such Plan fiduciary with such information as shall be necessary for it to determine whether any of the Call Warrant holders is (i) a "party in interest" (within the meaning of ERISA, Section 3(14)); or (ii) a "disqualified person" within the meaning of Internal Revenue Code ("Code") Section 4975(e)(2) with respect to any employee benefit plan or Plan identified to the Trustee by such Plan fiduciary at the time such request is made in order for the Plan fiduciary to determine whether an investment in the Certificates by such Plan is or would be permissible under ERISA or the Code. Any such written request of a Plan fiduciary shall be accompanied by a certification of the Plan fiduciary, opinion of counsel experienced in such issues, and such other documentation as the Trustee may require, in order to establish that such disclosure is necessary for the Plan fiduciary to determine compliance with ERISA and the Code, as well as a confidentiality agreement, whereby the Plan fiduciary agrees not to disclose the identity of any Call Warrant holders except to any legal or other experts as necessary to make such determination. The holder of a Call Warrant shall upon reasonable request of the Trustee, in order for the Trustee to satisfy its obligations to a Plan fiduciary, provide the Trustee with any one or more of the following, in the sole discretion of the Call Warrant holder: (i) a certificate that each of the Call Warrant holders is not (x) a "party in interest" (within the meaning of ERISA, Section 3(14)) with respect to any "employee benefit plan" as defined in ERISA, Section 3(3); or (y) a "disqualified person" within the meaning of Internal Revenue Code Section 4975(e)(2) with respect to a "Plan" as defined in Code Section 4975(e)(1) except in each case with respect to plans sponsored by the Call Warrant holder or its affiliates which cover employees of the Call Warrant holder and/or such affiliates; (ii) a certificate that each of the Call Warrant holders is not such a "party in interest" or "disqualified person" with respect to any employee benefit plan or Plan identified to the Trustee by such Plan fiduciary at the time such request is made; or (iii) a written consent to the limited disclosure of the respective Call Warrant holder's identity to a specific Plan fiduciary solely for purposes of allowing the Trustee to satisfy its obligations to a Plan fiduciary.

      (o) The Trust will not merge or consolidate with any other entity without confirmation from each Rating Agency that such merger or consolidation will not result in the qualification, reduction or withdrawal of its then-current rating on the Certificates.

      (p) All directions, demands and notices hereunder or under the Standard Terms shall be in writing and shall be delivered as set forth below (unless written notice is otherwise provided to the Trustee).

           If to the Depositor, to:

                Lehman ABS Corporation
                745 Seventh Avenue
                New York, New York  10019
                Attention:  Structured Credit Trading
                Telephone:  (212) 526-6575
                Facsimile:  (201) 508-4621

           If to the Trustee or the Warrant Agent, to:

                U.S. Bank Trust National Association
                100 Wall Street
                New York, New York  10005
                Attention:  Corporate Trust
                Telephone:  (212) 361-2500
                Facsimile:  (212) 809-5459

           If to the Rating Agencies, to:

                Moody's Investors Service, Inc.
                99 Church Street 21W
                New York, New York  10007
                Attention:  CBO/CLO Monitoring Department
                Telephone:  (212) 553-1494
                Facsimile:  (212) 553-0355

      and to:

                Standard & Poor's Ratings Services
                55 Water Street
                New York, New York  10041
                Attention:  Structured Finance Surveillance Group
                Telephone:  (212) 438-2482
                Facsimile:  (212) 438-2664

           If to the New York Stock Exchange, to:

                New York Stock Exchange, Inc.
                20 Broad Street
                New York, New York  10005
                Attention:  Vincent Patten
                Telephone:  (212) 656-5276
                Facsimile:  (212) 656-5780

        Copies of all directions, demands and notices required to be given to the Certificateholders hereunder or under the Standard Terms will also be given to the Warrant Holders in writing as set forth in this Section 9, and copies of all directions, demands and notices required to be given to the Trustee hereunder or under the Standard Terms will also be given to the Warrant Agent in writing as set forth in this Section 9(p).

      (q) Each of the representations, covenants and agreements made herein by each of the Depositor and the Trustee are for the benefit of the Certificateholders and the Warrant Holders.

      (r) The provisions of Section 2.01(d)(iii) of the Standard Terms shall not apply to the Bristol-Myers Squibb Debenture-Backed Series 2002-18 Certificates and the following shall be deemed to be inserted in its place:

        "at the time of delivery of the Underlying Securities, the Depositor owns such Underlying Securities, has the right to transfer its interest in such Underlying Securities and such Underlying Securities are free and clear of any lien, pledge, encumbrance, right, charge, claim or other security interest; and

      Section 10. Governing Law. THIS SERIES SUPPLEMENT AND THE TRANSACTIONS DESCRIBED HEREIN SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

      Section 11. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

      Section 12. Termination of the Trust. The Trust shall terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-2 Certificateholders; (ii) the exercise of all outstanding Call Warrants by the Warrant Holder; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

      Section 13. Sale of Underlying Securities; Optional Exchange. In the event of a sale of the Underlying Securities pursuant to Section 5(e) hereof or pursuant to the instructions of the Warrant Agent under Section 1.2 of the Warrant Agent Agreement, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third (3rd) Business Day after such sale from three leading dealers in the relevant market. Any of the following dealers (or their successors) shall be deemed to qualify as leading dealers: (1) Credit Suisse First Boston Corporation,
(2) Goldman, Sachs & Co., (3) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (4) UBS Warburg LLC, (5) Salomon Smith Barney Inc., and
(6) except in the case of a sale related to the exercise of Call Warrants by the Depositor or any Affiliate thereof, Lehman Brothers Inc. The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers to the Class A-1 and Class A-2 Certificateholders. The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers. In the event of an Optional Exchange, the Trustee shall only deliver the Underlying Securities to the purchaser of such Underlying Securities or sell the Underlying Securities pursuant to this Section 13, as the case may be, against payment in same day funds deposited into the Certificate Account.

      Section 14. Amendments. Notwithstanding anything in the Trust Agreement to the contrary, in addition to the other restrictions on modification and amendment contained therein, the Trustee shall not enter into any amendment or modification of the Trust Agreement which would adversely affect in any material respect the interests of the holders of any class of Certificates without the consent of the holders of 100% of such class of Certificates; provided, however, that no such amendment or modification will be permitted which would cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation for federal income tax purposes. Unless otherwise agreed, the Trustee shall provide five Business Days written notice to each Rating Agency before entering into any amendment or modification of the Trust Agreement pursuant to this Section 14.

      Section 15.  Voting of Underlying Securities, Modification of Indenture.

      (a) The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of the Underlying Securities as permitted by the Depository and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from the Depository, the Underlying Securities Trustee or the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, the Indenture or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative outstanding Certificate Principal Balances of the Class A-1 Certificates) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required; provided, however, that, notwithstanding anything in the Trust Agreement to the contrary, the Trustee shall at no time vote on or consent to any matter (i) unless such vote or consent would not (based on an opinion of counsel) cause the Trust to be taxed as an association or publicly traded partnership taxable as a corporation under the Code, (ii) which would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of a default under the Underlying Securities or an event which with the passage of time would become an event of default under the Underlying Securities and with the unanimous consent of holders of all outstanding Class A-1 Certificates, Class A-2 Certificates and all Warrant Holders, or (iii) which would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Indenture and only with the consent of Certificateholders representing 100% of the Class A-1 Certificates, 100% of the Class A-2 Certificates and 100% of the Warrant Holders. The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

      (b) In the event that an offer is made by the Underlying Securities Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the outstanding Underlying Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Class A-1 Certificateholders, Class A-2 Certificateholders and the Warrant Holders of such offer promptly. Subject to the rights of the Warrant Holders to exercise Call Warrants in connection with a tender offer for the

Underlying Securities, the Trustee must reject any such offer unless an Underlying Securities event of default has occurred and the Trustee is directed by the affirmative vote of the holders of 100% of the Class A-1 Certificates, Class A-2 Certificates and Call Warrants to accept such offer and the Trustee has received the tax opinion described above. If pursuant to the preceding sentence, the Trustee accepts any such offer the Trustee shall promptly notify the Rating Agencies.

      (c) If an event of default under the Indenture occurs and is continuing, and if directed by a majority of the outstanding Class A-1 Certificateholders and Class A-2 Certificateholders, the Trustee shall vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities Trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable.

      Section 16. Additional Depositor Representation. It is the express intent of the parties hereto that the conveyance of the Underlying Securities by the Depositor to the Trustee be, and be construed as, a sale of the Underlying Securities by the Depositor and not a pledge of any Underlying Securities by the Depositor to secure a debt or other obligation of the Depositor. In the event that, notwithstanding the aforementioned intent of the parties, any Underlying Securities are held to be property of the Depositor, then, it is the express intent of the parties that such conveyance be deemed a pledge of such Underlying Securities by the Depositor to the Trustee to secure a debt or other obligation of the Depositor, pursuant to
Section 10.07 of the Standard Terms. In connection with any such grant of a security interest in the Underlying Securities (including any such grant in connection with any sale of additional Underlying Securities pursuant to
Section 3(d)), the Depositor hereby represents and warrants to Trustee as follows:

      (i) In the event the Underlying Securities are held to be property of the Depositor, then the Trust Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code) in the Underlying Securities in favor of the Trustee which security interest is prior to all other liens, and is enforceable as such as against creditors of, and purchasers from, the Depositor.

      (ii) The Underlying Securities have been credited to a trust account (the "Securities Account") of the Trustee, or its authorized agent, in accordance with Section 2.01 of the Standard Terms. The Trustee, as securities intermediary for the Securities Account, has agreed to treat the Underlying Securities as "financial assets" within the meaning of the Uniform Commercial Code.

      (iii) Immediately prior to the transfer of the Underlying Securities to the Trust, Depositor owned and had good and marketable title to the Underlying Securities free and clear of any lien, claim or encumbrance of any Person.

      (iv) Depositor has received all consents and approvals required by the terms of the Underlying Securities to the transfer to the Trustee of its interest and rights in the Underlying Securities as contemplated by the Trust Agreement.

      (v) Depositor has taken all steps necessary to cause the Trustee, as securities intermediary for the Securities Account, to identify on its records that the Trustee, as the trustee of the Trust, is the Person having a security entitlement against the securities intermediary in the Securities Account.

      (vi) Depositor has not assigned, pledged, sold, granted a security interest in or otherwise conveyed any interest in the Underlying Securities (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released). Depositor has not authorized the filing of and is not aware of any financing statements against Depositor that includes a description of the Underlying Securities. Depositor is not aware of any judgment or tax lien filings against Depositor.

      (vii) The Securities Account is not in the name of any Person other than the Trust. Depositor has not consented to the compliance by the Trustee, as securities intermediary, with entitlement orders of any Person other than the Trustee, as trustee of the Trust.

           IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective authorized officers as of the date first written above.

                               LEHMAN ABS CORPORATION,
                                 as Depositor


                               By: /s/Rene Canezin
                                  -----------------------------
                                  Name:  Rene Canezin
                                  Title:  Senior Vice President


                               U.S. BANK TRUST NATIONAL ASSOCIATION,
                                 not in its individual capacity but solely as Trustee on behalf of the
                                 Corporate Backed Trust Certificates
                                 Bristol-Myers Squibb Debenture-Backed
                                 Series 2002-18 Trust

                               By: /s/David J. Kolibachuk
                                   -----------------------------
                                  Name: David J. Kolibachuk
                                  Title:  Vice President

                                                                    SCHEDULE I


             BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES 2002-18

                        UNDERLYING SECURITIES SCHEDULE

Underlying Securities:              6.875% Notes due August 1, 2097.

Issuer:                             Bristol-Myers Squibb Company

CUSIP Number:                       110122AC2.

Principal Amount Deposited:         $25,180,000.

Original Issue Date:                August 12, 1997.

Principal Amount of
Underlying Securities
Originally Issued:                  $300,000,000.

Maturity Date:                      August 1, 2097; provided, that
                                    such maturity may under certain
                                    conditions be advanced in the
                                    event of a Tax Event.

Interest Rate:                      6.875% per annum.

Interest Payment Dates:             February 1st and August 1st.

Record Dates:                       January 15th and July 15th.

                                  EXHIBIT A-1
                      FORM OF TRUST CERTIFICATE CLASS A-1

                             CLASS A-1 CERTIFICATE

NUMBER 1                                         1,007,200 $25 PAR CERTIFICATES
                                                          CUSIP NO. 21988G 34 6

                      SEE REVERSE FOR CERTAIN DEFINITIONS

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

          THE CERTIFICATEHOLDERS, BY THEIR ACCEPTANCE OF CERTIFICATES, COVENANT AND AGREE TO TENDER ANY AND ALL CALLED CERTIFICATES TO THE TRUSTEE UPON THE WARRANT HOLDER'S EXERCISE OF CALL WARRANTS AND PAYMENT OF THE CALL PRICE FOR SUCH CERTIFICATES IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF THE WARRANT AGENT AGREEMENT.



                                    A-1-1

                            LEHMAN ABS CORPORATION

                               1,007,200 $25 PAR

                     CORPORATE BACKED TRUST CERTIFICATES,

             BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES 2002-18

6.25% INTEREST RATE

          evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $25,180,000 aggregate principal amount of 6.875% Notes due August 1, 2097, issued by Bristol-Myers Squibb Company (the "Underlying Securities Issuer") and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

          THIS CERTIFIES THAT CEDE & CO. is the registered owner of an aggregate of $25,180,000 principal amount nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18 Trust, formed by the Depositor.


                                    A-1-2

          The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between the Depositor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement in respect of the Bristol-Myers Squibb Debenture-Backed Series 2002-18, dated as of October 31, 2002 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18, Class A-1" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement, and (ii) all payments on or collections in respect of the Underlying Securities accrued on or after October 31, 2002, together with any and all income, proceeds and payments with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.

          Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day.

          Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

          Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such


                                    A-1-3
nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    A-1-4

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


                               CORPORATE BACKED TRUST CERTIFICATES,
                               BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES
                               2002-18 TRUST


                               By: U.S. BANK TRUST NATIONAL ASSOCIATION
                               not in its individual capacity but solely as
                               Trustee,


                               By:
                                  ------------------------------
                                  Authorized Signatory


Dated: October 31, 2002


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Corporate Backed Trust Certificates,
Bristol-Myers Squibb Debenture-Backed Series 2002-18, described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,


By:
   --------------------------
   Authorized Signatory



                                    A-1-5

                           (REVERSE OF CERTIFICATE)

          The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Class A-1 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not a notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          The Certificates are issuable in fully registered form only in denominations of $25

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust National Association.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

          It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

          The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the payment in full at maturity or sale by the Trust after a payment default or an acceleration or


                                    A-1-6
other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-2 Certificateholders; (ii) the exercise of all outstanding Call Warrants by the Warrant Holders; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

          An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.


                                    A-1-7

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ______________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:


                                                    *

                                            Signature Guaranteed:

                                                    *


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-1-8

                                 EXHIBIT A-2A
                     FORM OF TRUST CERTIFICATE CLASS A-2A

                            CLASS A-2A CERTIFICATE

NUMBER 1                                                  CUSIP NO. 21988G CB 0

                      SEE REVERSE FOR CERTAIN DEFINITIONS

          THIS CLASS A-2A CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CLASS A-2 CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

          EACH PURCHASER OF THIS CLASS A-2A CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-2A CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE NOTIONAL PRINCIPAL AMOUNT OF THIS CLASS A-2A CERTIFICATE IS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL PRINCIPAL AMOUNT OF THIS CLASS A-2A CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.


                                    A-2A-1

          THE CERTIFICATEHOLDERS, BY THEIR ACCEPTANCE OF CERTIFICATES, COVENANT AND AGREE TO TENDER ANY AND ALL CALLED CERTIFICATES TO THE TRUSTEE UPON THE WARRANT HOLDER'S EXERCISE OF CALL WARRANTS AND PAYMENT OF THE CALL PRICE FOR SUCH CERTIFICATES IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF THE WARRANT AGENT AGREEMENT.


                                    A-2A-2

                            LEHMAN ABS CORPORATION


                     CORPORATE BACKED TRUST CERTIFICATES,

             BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES 2002-18

                     $25,180,000 NOTIONAL PRINCIPAL AMOUNT


0.625% INTEREST RATE

FINAL SCHEDULED DISTRIBUTION DATE: AUGUST 1, 2042


          evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $25,180,000 aggregate principal amount of 6.875% Debentures due August 1, 2097, issued by Bristol-Myers Squibb Company and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor").

          THIS CERTIFIES THAT CEDE & CO. is the registered owner of an aggregate amount of $25,180,000 notional principal amount nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18 Trust, formed by the Depositor.

          The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between the Depositor and U.S. Bank Trust National Association , a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Bristol-Myers Squibb Debenture-Backed Series 2002-18, dated as of October 31, 2002 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18, Class A-2A" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement, and (ii) all payments on or collections in respect of the Underlying Securities accrued on or after October 31, 2002, together with any and all income, proceeds and payments


                                    A-2A-3
with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.

          Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions of interest will be made on this Certificate on each Distribution Date until the Distribution Date occurring in August 2042.

          Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day.

          Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

          Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.


                                    A-2A-4

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                    A-2A-5

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


                               CORPORATE BACKED TRUST CERTIFICATES,
                               BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES
                               2002-18 TRUST


                               By: U.S. BANK TRUST NATIONAL ASSOCIATION
                               not in its individual capacity but solely as
                               Trustee,


                               By:
                                  ---------------------------------
                                  Authorized Signatory


Dated: October 31, 2002


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Corporate Backed Trust Certificates,
Bristol-Myers Squibb Debenture-Backed Series 2002-18, described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,


By:
   ------------------------------
   Authorized Signatory


                                    A-2A-6

                           (REVERSE OF CERTIFICATE)

          The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Class A-2 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          The Certificates are issuable in fully registered form only in denominations of $100,000 and in integral multiples of $1 in excess thereof.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same notional principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust National Association.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

          It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

          The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i)


                                    A-2A-7
the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-2 Certificateholders; (ii) the exercise of all outstanding Call Warrants by the Warrant Holders; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

          An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.


                                    A-2A-8

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ________________Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.


Dated:


                                                               *
                                                     Signature Guaranteed:


                                                               *


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-2A-9

                                 EXHIBIT A-2B
                     FORM OF TRUST CERTIFICATE CLASS A-2B

                            CLASS A-2B CERTIFICATE

NUMBER 1                                                  CUSIP NO. 21988G CC 8

                      SEE REVERSE FOR CERTAIN DEFINITIONS

          THIS CLASS A-2B CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CLASS A-2B CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

          EACH PURCHASER OF THIS CLASS A-2B CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CLASS A-2B CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE NOTIONAL PRINCIPAL AMOUNT OF THIS CLASS A-2B CERTIFICATE IS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL PRINCIPAL AMOUNT OF THIS CLASS A-2B CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS CERTIFICATE REPRESENTS A PROPORTIONATE UNDIVIDED BENEFICIAL OWNERSHIP INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE OR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.


                                    A-2B-1

          THE CERTIFICATEHOLDERS, BY THEIR ACCEPTANCE OF CERTIFICATES, COVENANT AND AGREE TO TENDER ANY AND ALL CALLED CERTIFICATES TO THE TRUSTEE UPON THE WARRANT HOLDER'S EXERCISE OF CALL WARRANTS AND PAYMENT OF THE CALL PRICE FOR SUCH CERTIFICATES IN ACCORDANCE WITH THE PROVISIONS HEREOF AND OF THE WARRANT AGENT AGREEMENT.


                                    A-2B-2

                            LEHMAN ABS CORPORATION


                     CORPORATE BACKED TRUST CERTIFICATES,

             BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES 2002-18

                     $25,180,000 NOTIONAL PRINCIPAL AMOUNT

0.625% INTEREST RATE

          evidencing a proportionate undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $25,180,000 aggregate principal amount of 6.875% Notes due August 1, 2097, issued by Bristol-Myers Squibb Company and all payments received thereon (the "Trust Property"), deposited in trust by Lehman ABS Corporation (the "Depositor"). No payments of regularly scheduled interest in respect of this certificate shall be made until February 1, 2043.

          THIS CERTIFIES THAT CEDE & CO. is the registered owner of an aggregate amount of $25,180,000 notional principal amount nonassessable, fully-paid, proportionate undivided beneficial ownership interest in the Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18 Trust, formed by the Depositor.

          The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between the Depositor and U.S. Bank Trust National Association , a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Bristol-Myers Squibb Debenture-Backed Series 2002-18, dated as of October 31, 2002 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as the "Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18, Class A-2B" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) Underlying Securities described in the Trust Agreement, and (ii) all payments on or collections in respect of the Underlying Securities accrued on or after October 31, 2002, together with any and all income, proceeds and payments with respect thereto; provided, however, that any income from the investment of Trust funds in certain permitted investments ("Eligible Investments") does not constitute Trust Property.


                                    A-2B-3

          Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions of interest will be made on this Certificate on each Distribution Date occurring on or after the Distribution Date in February 2043.

          Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's proportionate undivided beneficial ownership interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Securities is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day.

          Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

           Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

           Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

           THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT


                                    A-2B-4

OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    A-2B-5

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


                               CORPORATE BACKED TRUST CERTIFICATES,
                               BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES
                               2002-18 TRUST


                               By: U.S. BANK TRUST NATIONAL ASSOCIATION
                               not in its individual capacity but solely as
                               Trustee,


                               By:
                                  ------------------------------------
                                  Authorized Signatory


Dated: October 31, 2002


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Corporate Backed Trust Certificates,
Bristol-Myers Squibb Debenture-Backed Series 2002-18, described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,


By:
   ------------------------------
   Authorized Signatory



                                    A-2B-6

                           (REVERSE OF CERTIFICATE)

          The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Securities, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the holders of Class A-2 Certificates in the manner set forth in the Series Supplement and the Standard Terms. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          The Certificates are issuable in fully registered form only in denominations of $100,000 and in integral multiples of $1 in excess thereof.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same notional principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is U.S. Bank Trust National Association.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

          It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

          The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i)


                                    A-2B-7
the payment in full at maturity or sale by the Trust after a payment default on or an acceleration or other early payment of the Underlying Securities and the distribution in full of all amounts due to the Class A-1 Certificateholders and Class A-2 Certificateholders; (ii) the exercise of all outstanding Call Warrants by the Warrant Holders; (iii) the Final Scheduled Distribution Date and (iv) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

           An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e) of the Code, an entity whose underlying assets include plan assets by reason of any such plan's investment in the entity, including an individual retirement account or Keogh plan (any such, a "Plan") may purchase and hold Certificates if the Plan can represent and warrant that its purchase and holding of the Certificates would not be prohibited under ERISA or the Code.


                                    A-2B-8

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


(Please print or type name and address, including postal zip code, of assignee) the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ______________Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.


Dated:


                                                               *
                                                     Signature Guaranteed:


                                                               *


*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-2B-9

                                   EXHIBIT B

                        FORM OF WARRANT AGENT AGREEMENT

                      CORPORATE BACKED TRUST CERTIFICATES

          BRISTOL-MYERS SQUIBB DEBENTURE-BACKED SERIES 2002-18 TRUST

          WARRANT AGENT AGREEMENT, dated as of October 31, 2002 (the "Warrant Agent Agreement"), by and between LEHMAN ABS CORPORATION, as Depositor (the "Depositor"), U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee (the "Trustee") and U.S. BANK TRUST NATIONAL ASSOCIATION, as Warrant Agent (the "Warrant Agent").

                             W I T N E S S E T H:

          WHEREAS, the Depositor created Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18 Trust (the "Trust"), a trust created under the laws of the State of New York pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Agreement"), between Lehman ABS Corporation (the "Depositor") and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement 2002-18, dated as of October 31, 2002 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee; and

          WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of trust certificates (the "Certificates") evidencing undivided interests in the Trust and call warrants with respect to the Certificates ("Call Warrants").

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor, the Warrant Agent and the Trustee that except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein but not defined herein shall have the respective meanings set forth below in the Series Supplement, and as follows:

                                   ARTICLE I

                           EXERCISE OF CALL WARRANTS

      Section 1.1 Manner of Exercise. (a) Call Warrants may be exercised by any holder thereof (each, a "Warrant Holder") in whole or in part on any Call Date. The following conditions shall apply to any exercise of Call
Warrants:

                (i) A notice (each, a "Call Notice") specifying the number of Call Warrants being exercised and the Call Date shall be delivered to the Warrant Agent and the Trustee at least 5 Business Days before such Call Date.

                (ii) The Warrant Holder shall surrender the Call Warrants to the Warrant Agent at its office specified in Section 6.3 hereof no later than 10:00 a.m. (New York City time) on such Call Date.

                (iii) The Warrant Holder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the Call Price, no later than 10:00 a.m. (New York City time) on the Call Date.

                (iv) The Warrant Holder shall exercise Call Warrants relating to Class A-1 Certificates, Call Warrants relating to the Class A-2A Certificates and Call Warrants relating to the Class A-2B Certificates which represent a like percentage of all Class A-1 Certificates, Class A-2A Certificates and Class A-2B Certificates, respectively.

                (v) The Warrant Holder may not exercise the Call Warrants at any time when such Warrant Holder is insolvent, and such Warrant Holder shall be required to certify that it is solvent at the time of exercise, by completing the Form of Subscription attached to the Call Warrants and delivering such completed Form of Subscription to the Trustee on or prior to the Call Date and by delivering to the Trustee a form reasonably satisfactory to the Trustee of the opinion and the solvency certificate required pursuant to Section 7(d)(ii) of the Series Supplement.

                (vi) The Warrant Holder shall have satisfied any other conditions to the exercise of Call Warrants set forth in Section 7(b) of the Series Supplement.

           (b) Upon exercise of Call Warrants, any Warrant Holder other than the Depositor or any Affiliate of the Depositor shall be entitled to delivery by the Trustee of the Called Certificates. The "Called Certificates" shall be, in the case of the Class A-1 Certificates, Class A-1 Certificates having a Certificate Principal Amount equal to $25 per Call Warrant, and in the case of the Class A-2 Certificates, Class A-2 Certificates having a notional balance equal to $100,000 per Call Warrant. Unless otherwise specified therein, such Call Notice shall be deemed to be notice of an Optional Exchange pursuant to Section 7(b) of the Series Supplement. Any Warrant Holder which is the Depositor or any Affiliate of the Depositor shall receive the proceeds of the sale of the Called Underlying Securities and shall not be entitled to receive the related Called Certificates or Called Underlying Securities. "Called Underlying Securities" are Underlying Securities which represent the same percentage of the Underlying Securities as the Called Certificates represent of the Class A-1 Certificates, the Class A-2A Certificates and Class A-2B Certificates.

           (c) The Warrant Agent shall notify the Trustee immediately upon its receipt of a Call Notice and upon receipt of payment of the Call Price. The Warrant Agent shall transfer the amount of any paid Call Price to the Trustee in immediately available funds, for deposit in the Certificate Account and application pursuant to the Trust Agreement on the applicable Call Date (and, pending such transfer, shall hold such amount for the benefit of the Warrant Holder in a segregated trust account).

           (d) Delivery of a Call Notice does not give rise to an obligation on the part of the Warrant Holder to pay the Call Price. If, by 10:00 a.m. (New York City time) on the Call Date, the Warrant Holder has not paid the Call Price, except in connection with a Call Notice relating to a tender offer for Underlying Securities, then the Call Notice shall automatically expire and none of the Warrant Holder, the Warrant Agent or the Trustee shall have any obligation with respect to the Call Notice. The expiration of a Call Notice shall in no way affect the Warrant Holder's right to deliver a Call Notice at a later date. The Call Price for a call in connection with a tender offer shall be deducted from the proceeds of a tender offer by the Trust pursuant to
      Section 7(g)(iii) of the Series Supplement.

      Section 1.2 Transfer of Certificates. As soon as practicable after each surrender of Call Warrants in whole or in part on the Call Date and upon satisfaction of all other requirements described in the Call Warrants and in
Section 1.1 hereof, the Warrant Agent shall instruct the Trustee as follows:

           (a) if Call Warrants are being exercised by any Warrant Holder other than the Depositor or any Affiliate of the Depositor, to cause the Called Certificates to reflect the Warrant Holder's beneficial ownership of such Certificates and if such Call Notice is also deemed to be a notice of Optional Exchange, to cause a distribution of Underlying Securities to the Warrant Holder in accordance with Section 7(a) of the Series Supplement, provided, however, that if such a Call Notice and Optional Exchange is in connection with a tender offer, the Warrant Agent shall instruct the Trustee to distribute to the exercising Warrant Holder the excess of the tender offer proceeds over the Call Price pursuant to Section 7(g)(iii) of the Series Supplement, or

           (b) if the Call Warrants are being exercised by the Depositor or any Affiliate of the Depositor, to cause the Called Underlying Securities to be sold pursuant to Section 13 of the Series Supplement and to distribute the proceeds of such sale to the Warrant Holder.

      If such exercise is in part only, the Warrant Agent shall instruct the Trustee to authenticate new Call Warrants of like tenor, representing the outstanding Call Warrants of the Warrant Holder and the Warrant Agent shall deliver such Call Warrants to the Warrant Holder.

           In each case, the Trustee shall act in accordance with such instructions.

      Section 1.3 Cancellation and Destruction of Call Warrants. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise (in whole or in part) pursuant to Section 1.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article III, shall be cancelled by the Warrant Agent, and no Call Warrant (other than that reflecting any such transfer or exchange) shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

      Section 1.4 No Rights as Holder of Certificates Conferred by Call Warrants. Prior to the exercise thereof, Call Warrants shall not entitle the Warrant Holder to any of the rights of a holder of the Certificates, including, without limitation, the right to receive the payment of any amount on or in respect of the Certificates or to enforce any of the covenants of the Trust Agreement.

      Section 1.5 Pro Rata Reduction of Call Warrants if Partial Redemption of Underlying Securities. If Underlying Securities are redeemed in part by the Underlying Securities Issuer and the Warrant Holders do not exercise their Call Rights in connection with such partial redemption, the number of Call Warrants held by each Warrant Holder shall be reduced proportionately so that the aggregate amount of Class A-1 Certificates callable by Call Warrants shall equal the amount of outstanding Class A-1 Certificates after giving effect to such partial redemption, the aggregate notional amount of Class
A-2A Certificates callable by Call Warrants shall equal the outstanding notional amount of Class A-2A Certificates after giving effect to such partial redemption and the aggregate notional amount of Class A-2B Certificates callable by Call Warrants shall equal the outstanding notional amount of Class A-2B Certificates after giving effect to such partial redemption. The Warrant Agent shall make such adjustments to its records as shall be necessary to reflect such reductions and shall notify each Warrant Holder of such adjustments.

                                  ARTICLE II

                           RESTRICTIONS ON TRANSFER

      Section 2.1 Restrictive Legends. Except as otherwise permitted by this Article II, each Call Warrant (including each Call Warrant issued upon the transfer of any Call Warrant) shall be issued with a legend in substantially the following form:

   "This Call Warrant has not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act. The Call Warrant represented hereby may be transferred only in compliance with the conditions specified in the Call Warrants."

      Section 2.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Call Warrant or portion thereof, the Warrant Holder will give 5 Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such Warrant Holder's intention to effect such transfer.

                                  ARTICLE III

               REGISTRATION AND TRANSFER OF CALL WARRANTS, ETC.

      Section 3.1 Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing numbers of Call Warrants. The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register as the owner thereof for all purposes, and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

      Section 3.2 Transfer and Exchange of Call Warrants. (a) No Call Warrant may be offered, resold, assigned or otherwise transferred (including by pledge or hypothecation) at any time prior to (x) the date which is two years or such shorter period of time as permitted by Rule 144(k) under the Securities Act after the later of the original issue date of such Call Warrants and the last date on which the Depositor or any "affiliate" (as defined in Rule 144 under the Securities Act) of the Depositor was the owner of such Call Warrant (or any predecessor thereto) or (y) or such later date, if any, as may be required by a change in applicable securities laws (the "Resale Restriction Termination Date") unless such offer, resale, assignment or transfer is (i) to the Trust, (ii) pursuant to an effective registration statement under the Securities Act, (iii) to a qualified institutional buyer (a "QIB"), as such term is defined in Rule 144A promulgated under the Securities Act ("Rule 144A"), in accordance with Rule 144A or (iv) pursuant to another available exemption from registration provided under the Securities Act, and, in each of cases (i) through (iv), in accordance with any applicable securities laws of any state of the United States and other jurisdictions. Prior to any offer, resale, assignment or transfer of any Call Warrant in the manner described in clause (iii) above, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee an executed copy of an Investment Letter with respect to the Call Warrants to be transferred substantially in the form of Exhibit C to the Series Supplement. Prior to any offer, resale, assignment or transfer of any Call Warrants in the manner described in clause (iv) above, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee documentation certifying that the offer, resale, assignment or transfer complies with the provisions of said clause (iv). In addition to the foregoing, each prospective transferee of any Call Warrants in the manner contemplated by clause (iii) above shall acknowledge, represent and agree as follows:

      (1) The transferee (x) is a QIB, (y) is aware that the sale to it is being made in reliance on Rule 144A and (z) is acquiring such Call Warrant for its own account or for the account of a QIB.

      (2) The transferee understands that the Call Warrant are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and that the Call Warrants have not been and will not be registered under the Securities Act.

      (3) The transferee agrees that (A) if in the future it decides to offer, resell, pledge or otherwise transfer the Call Warrants prior to the Resale Restriction Termination Date, such Call Warrants shall only be offered, resold, assigned or otherwise transferred
           (i) to the Trust, (ii) pursuant to an effective registration statement under the Securities Act, (iii) to a QIB, in accordance with Rule 144A or (iv) pursuant to another available exemption from registration provided under the Securities Act, and, in each of cases (i) through (iv), in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (B) the transferee will, and each subsequent holder is required to, notify any subsequent purchaser of such Call Warrants from it of the resale restrictions referred to in clause
           (A) above.

           (b) Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article II) execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like number of Call Warrants, in the name of such Warrant Holder or as such Warrant Holder (upon payment by such Warrant Holder of any applicable transfer taxes or government charges) may direct; provided that as a condition precedent for transferring the Call Warrants, the prospective transferee shall deliver to the Trustee and the Depositor an executed copy of the Investment Letter (set forth as Exhibit C to the Series Supplement) if the same is required pursuant to the provisions of clause (a) above.

      Section 3.3 Replacement of Call Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

      Section 3.4 Execution and Delivery of Call Warrants by Trustee. The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article II) to execute and deliver such new Call Warrants issued in accordance with Section 1.2 or this Article III as the Warrant Agent shall request in accordance herewith.

      Section 3.5 Additional Call Warrants. The Trustee shall execute and deliver additional Call Warrants on behalf of the Trust with respect to any additional Certificates issued by the Trust following the sale of additional Underlying Securities to the Trust, in accordance with the provisions of
Section 3(d) of the Series Supplement.

                                  ARTICLE IV

                                  DEFINITIONS

   As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

   "Business Day":  As defined in the Trust Agreement.

   "Call Date":  Any Business Day (i)  on or after October 31, 2007,
   (ii) after the Underlying Securities Issuer announces that it will redeem (in whole or in part) or otherwise make an unscheduled payment on the Underlying Securities, (iii) after the Trustee notifies the Certificateholders of any proposed sale of the Underlying Securities pursuant to the provisions of this Series Supplement or (iv) on which a tender offer for some or all of the Underlying Securities is consummated.

   "Call Notice":  As defined in Section 1.1(a)(i) hereof.

   "Call Price": For each related Call Date, (i) in the case of the Class A-1 Certificates, 100% of the outstanding Certificate Principal Balance of the Class A-1 Certificates being purchased pursuant to the exercise of the Call Warrants, plus any accrued and unpaid interest on such amount to but excluding the Call Date and (ii) in the case of the Class A-2 Certificates, present value of all amounts that would otherwise have been payable on the Class A-2 Certificates being purchased pursuant to the exercise of the Call Warrants for the period from the related Call Date to the Final Scheduled Distribution Date using a discount rate of 8.125% per annum, assuming no delinquencies, deferrals, redemptions or prepayments on the Underlying Securities shall occur after the related Call Date.

   "Call Warrant":  As defined in the recitals.

   "Called Certificates":  As defined in Section 1.1(b) hereof.

   "Called Underlying Securities":  As defined in Section 1.1(b) hereof.

   "Closing Date":  October 31, 2002.

   "Depositor":  As defined in the recitals.

   "Depositor Order":  As defined in the Trust Agreement.

   "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

   "QIB":  As defined in Section 3.2 hereof.

   "Rating Agencies": Standard & Poor's Ratings Services and Moody's Investors Service, Inc. and any successor thereto.

   "Resale Restriction Termination Date":  As defined in Section 3.2 hereof.

   "Responsible Officer":  As defined in the Trust Agreement.

   "Rule 144A":  As defined in Section 3.2.

   "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

   "Trust":  As defined in the recitals.

   "Trust Agreement":  As defined in the recitals.

   "Trustee": As defined in the recitals, or any successor thereto under the Trust Agreement.

   "Warrant Agent": As defined in the recitals, or any successor thereto under this Warrant Agent Agreement.

   "Warrant Agent Agreement":  As defined in the recitals.

   "Warrant Holder":  As defined in Section 1.1(a) hereof.


                                   ARTICLE V

                                 WARRANT AGENT

      Section 5.1 Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons.

      Section 5.2 Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Depositor, the Trust, the Trustee and each Warrant Holder shall be bound:

           (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Depositor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

           (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Depositor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

           (c) The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith.

           (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Depositor only.

           (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of the Call Warrants or the execution and delivery thereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in the Call Warrants; nor shall it by any act thereunder be deemed to make any representation or warranty as to the Certificates to be purchased thereunder.

           (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, a Senior Vice President, a Managing Director, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Depositor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

           (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Depositor or for any other legal entity.

           (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

           (i) The Warrant Agent shall act solely as the agent of the Trust hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into the Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions thereof. The Warrant Agent shall not be deemed to be a fiduciary.

           (j) The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

           (k) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Depositor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with the Call Warrants.

           (l) The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

      Section 5.3 Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing mailed to the Depositor and the Trustee by registered or certified mail, and to the Warrant Holders by first-class mail at the expense of the Depositor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Depositor may remove the Warrant Agent or any successor
Warrant Agent upon thirty (30) days notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the Warrant Holders by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Depositor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Depositor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Depositor shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Warrant Holder, then the Warrant Agent or registered Warrant Holder may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent appointed hereunder must be rated in one of the four highest rating categories by the Rating Agencies. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.

      Section 5.4 Warrant Agent Transfer Fee. The Warrant Agent will assess a fee of $50.00 upon the issue of any new Call Warrant, such fee to be assessed upon the new Call Warrant Holder.

                                  ARTICLE VI

                                 MISCELLANEOUS

      Section 6.1 Remedies. The remedies at law of the Warrant Holder in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of the Call Warrants are not and will not be adequate and, to the full extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms thereof or otherwise.

      Section 6.2 Limitation on Liabilities of Warrant Holder. Nothing contained in this Warrant Agent Agreement shall be construed as imposing any obligation on the Warrant Holder to purchase any of the Certificates except in accordance with the terms thereof.

      Section 6.3 Notices. All notices and other communications under this Warrant Agent Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any Warrant Holder, at the registered address of such Warrant Holder as set forth in the register kept by the Warrant Agent or (b) if to the Warrant Agent, to 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or to such other address notice of which the Warrant Agent shall have given to the Warrant Holder and the Trustee or (c) if to the Trust or the Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrants shall be effective in the manner provided in Article I. The Warrant Agent shall forward to the Warrant Holder any notices received by it hereunder or pursuant to the Trust
Agreement or this Agreement by facsimile within one Business Day of receipt thereof.

      Section 6.4 Amendment. (a) This Warrant Agent Agreement may be amended from time to time by the Depositor, the Trustee and the Warrant Agent without the consent of any Warrant Holder, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not cause the Trust to be taxed as an association or publicly traded partnership taxable as a Corporation under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under the Call Warrant which shall not adversely affect in any material respect the interests of the Warrant Holder or any holder of a Certificate; provided, however that no amendment altering the timing or amount of any payment of the Call Price shall be effected without the consent of each Warrant Holder; or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

           (b) Without limiting the generality of the foregoing, the Call Warrants may also be modified or amended from time to time by the Depositor, the Trustee and the Warrant Agent with the consent of Warrant Holders of 66-2/3% of each of the Call Warrants related to the Class A-1 Certificates, the Call Warrants related to the Class A-2A Certificates and the Call Warrants related to the Class A-2B Certificates, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have been satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Call Warrants or of modifying in any manner the rights of the Warrant Holders; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing not less than the Required Percentage--Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without written confirmation from the Rating Agencies that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates; (ii) alter the terms on which Call Warrants are exercisable or the amounts payable upon exercise of a Warrant without the consent of the holders of Certificates evidencing not less than 100% of the aggregate Voting Rights of such affected Certificates and 100% of the affected Warrant Holders or (iii) reduce the percentage of aggregate Voting Rights required by (i) or (ii) without the consent of the holders of all such affected Certificates. Notwithstanding any other provision of this Warrant, this Section 6.4(b) shall not be amended without the consent of 100% of the affected Warrant Holders.

           (c) Promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each Warrant Holder, to the Trustee and to the Rating Agencies. It shall not be necessary for the consent of Warrant Holders or holders of Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

      Section 6.5 Expiration. The right to exercise the Call Warrants shall expire on the earliest to occur of (a) the cancellation thereof, (b) the termination of the Trust Agreement, or (c) the liquidation, disposition, or maturity of all of the Underlying Securities.

      Section 6.6 Descriptive Headings. The headings in this Warrant Agent Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 6.7 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      Section 6.8 Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to this Warrant Agent Agreement may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of the Call Warrants, the Trustee on behalf of the Trust and the Warrant Agent (a) accept, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agree that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with this Warrant Agent Agreement or the Call Warrants, subject to any rights of appeal, and (b) irrevocably waive any objection that the Trust, the Trustee or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

      Section 6.9 Nonpetition Covenant; No Recourse. Each of (i) the Warrant Holder by its acceptance thereof, and (ii) the Warrant Agent agrees, that it shall not (and, in the case of the Warrant Holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Depositor or entities formed, established or settled by the Depositor, acquiesce, petition or otherwise invoke or cause the Trust, the Depositor, or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Depositor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other entity or all or any part of the property or assets of Trust, the Depositor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Depositor or any such other entity.

           IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                               LEHMAN ABS CORPORATION,
                               as Depositor

                               By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                               U.S. BANK TRUST NATIONAL ASSOCIATION,
                               not in its individual capacity but solely as Trustee and Authenticating Agent

                               By:
                                  ---------------------------------------
                               Name:
                               Title:


                               U.S. BANK TRUST NATIONAL ASSOCIATION,
                               as Warrant Agent


                               By:
                               Name:
                               Title:

                                  EXHIBIT C

                           FORM OF INVESTMENT LETTER

                         QUALIFIED INSTITUTIONAL BUYER

                                      and

                              ACCREDITED INVESTOR

                                                                         [DATE]

U.S. Bank Trust National Association,
as Trustee
100 Wall Street
New York, New York 10005

Lehman Brothers Inc.,
  as Initial Purchaser
745 Seventh Avenue
New York, New York 10019

Lehman ABS Corporation,
as Depositor
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

          In connection with our proposed purchase of $___________ aggregate notional amount of [Class A-2A]/[Class A-2B] Certificates (the "Certificates") representing an interest in the Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18 Trust (the "Trust"), the undersigned, by executing this letter (the "Purchaser") confirms that:

      (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Standard Terms for Trust Agreements, dated as of January 16, 2001, by and between the Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee (the "Standard Terms"), as supplemented by the Series Supplement, dated October 31, 2002, in respect of the Trust (the "Series Supplement" and together with the Standard Terms, the "Trust Agreement"). The Purchaser has received copies of such information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Depositor and the Initial Purchaser, concerning the terms and conditions of the Certificates. The Purchaser has received and understands the information discussed above and understands that substantial risks are involved in an investment in the Certificates. The Purchaser represents that, in making its investment decision to acquire the Certificates, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person or entity, including the Initial Purchaser, the Depositor or the

Trustee or any of their affiliates. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Certificates.

      (b) The Purchaser is not an not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Depositor and is either:

           (i) (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act" and "Rule 144A")) and has delivered to you the certification contained herein as to the fact that it is a Qualified Institutional Buyer and (B) acquiring the Certificates for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is aware that the Certificates are being sold to it in reliance on the exemption from the provisions of Section 5 of the 1933 Act provided by Rule 144A. The Purchaser is purchasing the Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state of the United States; or

           (ii) an Accredited Investor and, if the Certificates are to be purchased for one or more accounts ("investor accounts") for which it is acting as fiduciary or agent, each such investor account is an Accredited Investor on a like basis; in the normal course of its business, such purchaser invests in or purchases securities similar to the Certificates and such purchaser has such knowledge and experience in financial and business matters that such purchaser is capable of evaluating the merits and risks of purchasing any of the Certificates and such purchaser is aware that such purchaser (or any such investor account) may be required to bear the economic risk of an investment in the Certificates for an indefinite period of time and such purchaser (or such investor account) is able to bear such risk for an indefinite period.

      (c) The Purchaser understands that the Certificates are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, that the Certificates have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that (i) if in the future it decides to offer, resell, pledge or otherwise transfer the Certificates, such Certificates shall only be offered, resold, assigned or otherwise transferred (A) to the Trust, (B) pursuant to an effective registration statement under the Securities Act, (C) to a QIB, in accordance with Rule 144A or (D) pursuant to another available exemption from registration provided under the Securities Act (including any transfer to an Accredited Investor), and, in each of cases (A) through (D), in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (ii) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Certificates from it of the resale restrictions referred to in clause (i) above.

      (d) The Purchaser understands that each Certificate will, unless otherwise agreed to by the Depositor and the Trustee, bear a legend substantially to the following effect:

           "THIS CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE SERIES SUPPLEMENT.

           EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

      (e) The Purchaser understands that no subsequent transfer of the Certificates is permitted unless (A) such transfer is of a Certificate with a denomination of at least $100,000 and (B) it causes its proposed transferee to provide to the Trustee and the Initial Purchaser a letter substantially in the form of Exhibit C to the Series Supplement and otherwise satisfactory to the Trustee and Initial Purchaser, as applicable, or such other written statement as the Depositor shall prescribe.

      (f) The Purchaser agrees that, if at some time in the future it wishes to transfer or exchange any of the Certificates, it will not transfer or exchange any of the Certificates unless such transfer or exchange is in accordance with Section 5.04 of the Trust Agreement. The Purchaser understands that any purported transfer of the Certificates (or any interest therein) in contravention of any of the restrictions and conditions in the Trust Agreement, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Certificateholder, as the case may be, for any purpose.

      (g) The purchaser (i) acknowledges that the Depositor, the Initial Purchaser, the Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that the Depositor, the Initial Purchaser, the Trustee are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and (ii) agrees that, if any of the acknowledgments, representations, warranties and agreements made or deemed to have been made by such purchaser's purchase of the Certificates are no longer accurate, such purchaser shall promptly notify the Depositor and the Initial Purchaser. If the purchaser is acquiring any Certificates as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account and that each such investor account is eligible to purchase the Certificates.

                               Very truly yours,



                               By:
                                  ----------------------------------
                                    Name:
                                    Title: